SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 r 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

FIRSTFED BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19609 (Commission File Number)	63-1048648 (I.R.S. Employer Identification No.)

1630 Fourth Avenue North, Bessemer, Alabama 35020
(Address of Principal Executive Offices)

(205) 428-8472
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On September 21, 2005, the Company provided additional details of its previously announced going private transaction which, if completed, would reduce the number of stockholders of record to less than 100. The purpose of the transaction is to allow the Company to deregister its shares of common stock under the Securities Exchange Act of 1934 and to elect to be taxed as a Subchapter S corporation. Consummation of the transaction would be subject to certain contingencies, including a financing contingency and the approval of the Company’s stockholders.

On September 21, 2005, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

                       Exhibit 99.1      Press Release of the Company issued September 21, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: September 21, 2005	FIRSTFED BANCORP, INC. By: /s/ B. K . Goodwin III B. K. Goodwin III Chairman of the Board, President and Chief Executive Officer